B A R O N

F U N D S®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Supplement dated October 26, 2011 to Prospectus dated January 28, 2011

Effective November 1, 2011, Baron Fifth Avenue Growth Fund will be managed by Alex Umansky.

Effective November 1, 2011, the Prospectus of the Baron Funds® (the “Funds”) is modified as follows:

On page 30 of the Prospectus, the sentence “Portfolio Manager. Randall Haase has been the portfolio manager of the Fund since May 1, 2006.” under “Management” is deleted in its entirety and replaced with the following sentence: “Portfolio Manager. Alex Umansky has been the portfolio manager of the Fund since November 1, 2011.”

On page 39 of the Prospectus, the seventh paragraph under “Management of the Funds” is deleted in its entirety and replaced with the following paragraph: “On November 1, 2011, Alex Umansky became the portfolio manager of Baron Fifth Avenue Growth Fund. Prior to joining the Adviser, Mr. Umansky was a co-manager of the Morgan Stanley Opportunity Fund from 2007-2011, the Morgan Stanley Global Opportunity Fund from 2008-2011, and the Morgan Stanley International Opportunity Fund and the Morgan Stanley International Advantage Fund from 2010-2011. Prior to that, Mr. Umansky was the lead manager of the Morgan Stanley Institutional Technology Strategy from 1998-2004 and the Morgan Stanley Technology Fund from 2000-2003, and a co-manager of the Morgan Stanley Information Fund from 2005-2006. Prior to that, Mr. Umansky was a co-manager of the Morgan Stanley Small Company Growth Fund from 1999-2002. Mr. Umansky began his investment management career as a research analyst at Morgan Stanley Investment Management covering technology and business services for Morgan Stanley’s US equity growth products.”

This information supplements the Prospectus dated January 28, 2011. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.